================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
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


                         MASSMUTUAL CORPORATE INVESTORS

                        Springfield, Massachusetts 01115




                                     [LOGO]




                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT


                                      TIME
                             FRIDAY, APRIL 22, 2005
                                  AT 2:00 P.M.


                                     PLACE
                                    OAK ROOM
                              MASSACHUSETTS MUTUAL
                             LIFE INSURANCE COMPANY
                               1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

--------------------------------------------------------------------------------
  PLEASE DATE, FILL IN AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                         MASSMUTUAL CORPORATE INVESTORS
                           Springfield, Massachusetts


Dear Shareholder:

     The 2005 Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 2:00 p.m., Eastern Time, on Friday, April 22, 2005. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

     At the meeting, shareholders will be asked to re-elect three Trustees. The Board of Trustees and the Nominating Committee of the Board of Trustees recommend that shareholders elect the nominated Trustees.

     I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                                              Sincerely,

                                              /s/ Stuart H. Reese
                                              --------------------------
                                              Stuart H. Reese
                                              CHAIRMAN

                         MASSMUTUAL CORPORATE INVESTORS
                    Notice of Annual Meeting of Shareholders

TO THE SHAREHOLDERS OF
MASSMUTUAL CORPORATE INVESTORS:

The Annual Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 22, 2005, at 2:00 p.m., Eastern Time, for the following purposes:

     (1) to re-elect Steven A. Kandarian, Jack A. Laughery and Corine T. Norgaard as Trustees for three-year terms, and until their respective successors are duly elected and qualified; and

     (2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of record of the shares of the Trust at the close of business on February 22, 2005, are entitled to vote at the meeting or any adjournment thereof.

                                         By order of the
                                         Board of Trustees,


                                         /s/ Stephen L. Kuhn
                                         -------------------------------
                                         Stephen L. Kuhn
                                         VICE PRESIDENT AND SECRETARY


Springfield, Massachusetts
March 1, 2005

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 22, 2005, at 2:00 p.m., Eastern time.

     Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

     Holders of common shares of the Trust ("shares") of record at the close of business on February 22, 2005 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,009,343 shares outstanding on the record date. To the best knowledge of the Trust, MassMutual is the only beneficial owner of more than 5% of the outstanding shares of the Trust. MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $20,000,000 Senior Fixed Rate Convertible Note due November 15, 2007 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

     This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders and proxy card are being mailed on or about March 1, 2005, to shareholders of record on February 22, 2005, the record date. The Trust's principal business office is MassMutual Corporate Investors, c/o Babson Capital Management LLC ("Babson"), 1500 Main Street, Suite 600, Springfield, Massachusetts 01115.

     Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, the three nominees for Trustees at the Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees.

     Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

     The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2005, 2006 and 2007. The terms of Steven A. Kandarian, Jack A. Laughery and Corine T. Norgaard expire this year. The Trust's Nominating Committee nominated Mr. Kandarian, Mr. Laughery and Ms. Norgaard (who are independent Trustees) for re-election to the Board of Trustees, each for a three-year term. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

     Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust; age; term of office and length of such term served; principal occupation during the past five years; certain other of the Trustees' directorships; and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Trust's Executive Officers, with his or her position with the Trust, principal occupation or employment for the past five years and term of office and length of such term served.

                              INTERESTED TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese* (49)       Trustee        3 years/1 year,      Executive Vice President     41      Trustee, Chairman (since 1999)
                                           10 months            and Chief Investment                 and President (1993-1999) of
MassMutual Life Ins. Co.    Chairman                            Officer (since 1999) of              the Trust; Director (since
1295 State Street           (since 1999)   1 year/7 months      MassMutual; Chairman                 1995), MassMutual Corporate
Springfield, MA 01111                                           and Chief Executive                  Value Partners Limited
                                                                Officer (since 2000),                (investment company); President
                                                                Director (2000-2004),                (1994-1999), Chairman and
                                                                Member of the Board of               Trustee (since 1999),
                                                                Managers (since 2004),               MassMutual Select Funds,
                                                                and President (2000-                 formerly MassMutual
                                                                2001 and 2003-2005) of               Institutional Funds (an
                                                                Babson; Chief Executive              open-end investment company
                                                                Director (1997-1999),                advised by MassMutual);
                                                                Senior Vice President                President (1993-1999), Chairman
                                                                (1993-1997) of MassMutual.           and Trustee (since 1999), MML
                                                                                                     Series Investment Fund (an
                                                                                                     open-end investment company
                                                                                                     advised by MassMutual);
                                                                                                     Advisory Board Member (since
                                                                                                     1995), Kirtland Capital
                                                                                                     Partners (investment
                                                                                                     partnership); Advisory Board
                                                                                                     Member (since 1996), MassMutual
                                                                                                     High Yield Partners II LLC
                                                                                                     (investment company); Chairman
                                                                                                     (since 1999) and Director
                                                                                                     (since 1996), Antares Capital
                                                                                                     Corporation (bank loan
                                                                                                     syndication); Director (since
                                                                                                     1996), Charter Oak Capital
                                                                                                     Management, Inc.; President
                                                                                                     (since 1998), MassMutual/Darby
                                                                                                     CBO LLC (investment company);
                                                                                                     Director (since 1999), MLDP
                                                                                                     Holdings; Chairman (since
                                                                                                     2000), Cornerstone Real Estate
                                                                                                     Advisers Inc.; Trustee (since
                                                                                                     1998), President (1998-2001)
                                                                                                     and Chairman (since 2001), MMCI
                                                                                                     Subsidiary Trust and MMPI
                                                                                                     Subsidiary Trust; Trustee,
                                                                                                     Chairman (since 1999), and
                                                                                                     President (1993-1999),
                                                                                                     MassMutual Participation
                                                                                                     Investors (closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
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*Mr. Reese is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as an Officer of the Trust, an Executive Officer of MassMutual and Chairman, Member of the Board of Managers, and Chief
Executive Officer of Babson.

                              INTERESTED TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Joyal** (60)      Trustee        3 years/10 months    President (2001-2003),       41      President (1999-2003) and
                            (since 2003)                        Managing Director                    Trustee (since 2003) of the
MassMutual Corporate Investors                                  (2000-2001) and                      Trust; Director (since 1996),
1500 Main Street                                                Executive Director                   Antares Capital Corporation
Suite 600                                                       (1999-2000) of Babson;               (bank loan syndication);
Springfield, MA 01115                                           Executive Director                   Director (since 2003), Pemco
                                                                (1997-1999) of                       Aviation Group, Inc.; Trustee
                                                                MassMutual.                          (since 2003), MassMutual Select
                                                                                                     Funds, formerly MassMutual
                                                                                                     Institutional Funds, (an
                                                                                                     open-end investment company
                                                                                                     advised by MassMutual); Trustee
                                                                                                     (since 2003), MML Series
                                                                                                     Investment Fund (an open-end
                                                                                                     investment company advised by
                                                                                                     MassMutual); Trustee
                                                                                                     (1998-2003), Senior Vice
                                                                                                     President (1998-2001) and
                                                                                                     President (2001-2003), MMCI
                                                                                                     Subsidiary Trust and MMPI
                                                                                                     Subsidiary Trust; President
                                                                                                     (1999-2003), Trustee (since
                                                                                                     2003), MassMutual Participation
                                                                                                     Investors (closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
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**Mr. Joyal retired as President of Babson in June 2003. He continues to serve as a director or trustee of several entities affiliated with MassMutual, Babson's indirect parent company. Accordingly, the Trust classifies Mr. Joyal as an "interested person"
of the Trust and Babson (as defined in the Investment Company Act of 1940, amended).

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Steven A. Kandarian (52)    Trustee        3 years/2 years,     Consultant, financial        22      Trustee (since 2002),
                            (since 2002)   10 months            services (since 2004);               MassMutual Premier Funds,
MassMutual Corporate Investors                                  Executive Director                   formerly The DLB Fund Group,
1500 Main Street                                                (2001-2004), Pension                 (an open-end investment company
Suite 600                                                       Benefit Guaranty Corp.,              advised by MassMutual); Trustee
Springfield, MA 01115                                           (a Federal pension                   (since 2002), MassMutual
                                                                agency); Managing                    Participation Investors (a
NOMINEE FOR TRUSTEE                                             Director (1993-2001),                closed-end investment company
                                                                Orion Partners, L.P. (a              advised by Babson).
                                                                private equity fund).
------------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Jack A. Laughery (70)       Trustee        3 years/2 years,     President and Partner        2       Director (since 1993), Papa
                            (since 1996)   10 months            (since 1996), Laughery               John's International (food
MassMutual Corporate Investors                                  Investments.                         service companies); Director
1500 Main Street                                                                                     (since 1994), Houston Pizza
Suite 600                                                                                            Venture LLC (pizza restaurant);
Springfield, MA 01115                                                                                Part Owner (1998-2004), Rocky
                                                                                                     Mount Harley Davidson; Partner
NOMINEE FOR TRUSTEE                                                                                  (since 1996), Papa John's Iowa;
                                                                                                     Director (since 2001), Papa
                                                                                                     John's United (food service);
                                                                                                     Director (1997-1998), PJ New
                                                                                                     England; Trustee (since 1996),
                                                                                                     MassMutual Participation
                                                                                                     Investors (closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
------------------------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard (67)     Trustee        3 years/2 years,     President, (since 2004),     22      Trustee (since 2004),
                            (since 1998)   10 months            Thompson Enterprises                 MassMutual Premier Funds,
MassMutual Corporate Investors                                  Real Estate Investment;              formerly The DLB Fund Group (an
1500 Main Street                                                Dean (1996-2004),                    open-end investment company
Suite 600                                                       Barney School of                     advised by MassMutual);
Springfield, MA 01115                                           Business, University of              Director (1997-2004), The
                                                                Hartford.                            Advest Bank; Director (since
NOMINEE FOR TRUSTEE                                                                                  2004), Frontier Trust Company,
                                                                                                     FSB (Federal Savings Bank);
                                                                                                     Trustee (since 1993), ING
                                                                                                     Series Fund (investment
                                                                                                     company); Director (since
                                                                                                     1992), ING Variable Series
                                                                                                     Fund; Trustee (since 1998),
                                                                                                     MassMutual Participation
                                                                                                     Investors (a closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
------------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Donald E. Benson* (74)      Trustee        3 years/10 months    Executive Vice President     2       Director (since 1997), MAIR
                            (since 1986)                        and Director (since                  Holdings, Inc. (commuter
MassMutual Corporate Investors                                  1992), Marquette                     airline holding company);
1500 Main Street                                                Financial Companies                  Director (since 1997), National
Suite 600                                                       (financial services);                Mercantile Bancorp (bank
Springfield, MA 01115                                           Partner (since 1996),                holding company) and Mercantile
                                                                Benson Family Limited                National Bank; Trustee (since
                                                                Partnership No. 1 and                1988), MassMutual Participation
                                                                Benson Family Limited                Investors (closed-end
                                                                Partnership No. 2                    investment company advised by
                                                                (investment partnerships);           Babson).
                                                                Partner (1987-2004),
                                                                Benson, Pinckney, Oates
                                                                Partnership (building
                                                                partnership).
------------------------------------------------------------------------------------------------------------------------------------
Donald Glickman (71)        Trustee        3 years/10 months    Chairman (since 1992),       2       Director (1988-2000), CalTex
                            (since 1992)                        Donald Glickman and                  Industries, Inc. (manufacturer
MassMutual Corporate Investors                                  Company, Inc.                        of windows); Director (since
1500 Main Street                                                (investment banking);                1984), Monro Muffler Brake,
Suite 600                                                       Partner (since 1992), J.F.           Inc. (automobile repair
Springfield, MA 01115                                           Lehman & Co. (private                service); Director (since
                                                                investments).                        1998), MSC Software, Inc.;
                                                                                                     Chairman (1998-2003), Elgar
                                                                                                     Electronics (manufacturer of
                                                                                                     electronic power supplies);
                                                                                                     Director (since 2002), Racal
                                                                                                     Instrument Group (manufacturer
                                                                                                     of electronic test equipment);
                                                                                                     Director (2002-2004), OAOT,
                                                                                                     Inc. (ITC Services); Director
                                                                                                     (since 1999) SDI, Inc.
                                                                                                     (manufacturer of airbag
                                                                                                     initiations); Trustee (since
                                                                                                     1992), MassMutual Participation
                                                                                                     Investors (closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns 0.863% ($985,512 in value) of MassMutual High Yield Partners II LLC and 1.80% ($1,056,608 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                              INDEPENDENT TRUSTEES

                                                                                        Portfolios
                            Position         Office Term/             Principal         Overseen In
Name (Age)                  with the          Length of          Occupation(s) During      Fund          Other Directorships
 Address                      Fund           Time Served            Past 5 Years          Complex          Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Martin T. Hart* (69)        Trustee        3 years/1 year,      Private Investor;            2       Director (since 2004), Texas
                            (since 1991)   10 months            President and Director               Roadhouse, Inc. (operates
MassMutual Corporate Investors                                  (since 1983), H                      restaurant chain); Director
1500 Main Street                                                Corporation.                         (since 1999), ValueClick Inc.
Suite 600                                                                                            (internet advertising company);
Springfield, MA 01115                                                                                Director (since 2002),
                                                                                                     Spectranetics Corp. (medical
                                                                                                     device company); Trustee (since
                                                                                                     1991), MassMutual Participation
                                                                                                     Investors (closed-end
                                                                                                     investment company advised by
                                                                                                     Babson).
------------------------------------------------------------------------------------------------------------------------------------
*Mr. Hart owns 0.878% ($1,002,560 in value) of MassMutual High Yield Partners II LLC and 0.90% ($528,304 in value) of MassMutual
Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                              OFFICERS OF THE TRUST


                            Position         Office Term/                                   Principal
Name (Age)                  with the          Length of                               Occupation(s) During
 Address                      Fund           Time Served                                   Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Roger W. Crandall (40)      President      1 year/7 months      President (since 2003) and Vice President (2002-2003) of the Trust;
                                                                Vice Chairman (since 2005), Director (2003-2004), Member of the
MassMutual Corporate Investors                                  Board of Managers (since 2004), and Managing Director (since 2000)
1500 Main Street                                                of Babson; Managing Director (1993-2000) of MassMutual; Trustee and
Suite 600                                                       President (since 2003), MMCI Subsidiary Trust and MMPI Subsidiary
Springfield, MA 01115                                           Trust; President (since 2003), Vice President (2002-2003),
                                                                MassMutual Participation Investors.
------------------------------------------------------------------------------------------------------------------------------------

Clifford M. Noreen (47)     Vice President 1 year/7 months      Vice President (since 1993) of the Trust; Managing Director (since
                                                                2000) of Babson; Managing Director (1996-1999) of MassMutual; Vice
MassMutual Corporate Investors                                  President (since 1993), MassMutual Participation Investors.
1500 Main Street
Suite 600
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------

Stephen L. Kuhn (58)        Vice President 1 year/7 months      Vice President (since 1989) and Secretary (since 1980) of the Trust;
                            and Secretary                       General Counsel and Clerk (since 2000) of Babson; Senior Vice
MassMutual Corporate Investors                                  President (since 1999), Deputy General Counsel (since 1998), and
1500 Main Street                                                Assistant Secretary (since 1996) of MassMutual; Secretary (since
Suite 600                                                       1998), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Vice
Springfield, MA 01115                                           President and Secretary (since 1988) of MassMutual Participation
                                                                Investors.
------------------------------------------------------------------------------------------------------------------------------------

                              OFFICERS OF THE TRUST


                            Position         Office Term/                                   Principal
Name (Age)                  with the          Length of                               Occupation(s) During
 Address                      Fund           Time Served                                   Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Charles C. McCobb, Jr. (61) Vice President 1 year/7 months      Chief Financial Officer (since 1998) and Vice President (since 1997)
                            and Chief                           of the Trust; Managing Director (since 2000) of Babson; Managing
                            Financial Officer                   Director (1997-1999) of  MassMutual; Trustee, Vice President,
MassMutual Corporate                                            Treasurer and Chief Financial Officer (since 1998), MMCI Subsidiary
Investors                                                       Trust and MMPI Subsidiary Trust; Chief Financial Officer (since
1500 Main Street                                                1998) and Vice-President (since 1997), MassMutual Participation
Suite 600                                                       Investors.
Springfield, MA 01115

------------------------------------------------------------------------------------------------------------------------------------

John T. Davitt, Jr. (37)    Comptroller    1 year/7 months      Comptroller (since 2001) of the Trust; Director (since 2000) of
                                                                Babson; Associate Director (1997-1999) of MassMutual; Comptroller
MassMutual Corporate                                            (since 2001), MassMutual Participation Investors.
Investors
1500 Main Street
Suite 600
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------

James M. Roy (42)           Treasurer      1 year/7 months      Treasurer (since 2003) and Associate Treasurer (1999-2003) of the
                                                                Trust; Director (since 2000) of Babson; Associate Director
MassMutual Corporate                                            (1996-1999) of MassMutual; Controller (since 2003), MMCI Subsidiary
Investors                                                       Trust and MMPI Subsidiary Trust; Treasurer (since 2003) and
1500 Main Street                                                Associate Treasurer (1999-2003), MassMutual Participation Investors.
Suite 600
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------

Mary Ellen Wesneski (54)    Chief          1 year/7 months      Chief Compliance Officer (since 2004) of the Trust; Managing
                            Compliance                          Director and Compliance Director (since 1999) of Babson; Chief
                            Officer                             Compliance Officer (since 2004) of MassMutual Participation
MassMutual Corporate                                            Investors.
Investors
1500 Main Street
Suite 600
Springfield, MA 01115
------------------------------------------------------------------------------------------------------------------------------------

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

     Set forth below is information concerning beneficial ownership, as of December 31, 2004, of the Trust's shares by each Trustee, nominee for Trustee, and by the Trust's Trustees, nominees for Trustee and Executive Officers as a group.

                      BENEFICIAL OWNERSHIP OF TRUST SHARES
                               DECEMBER 31, 2004*
--------------------------------------------------------------------------------
NAME OF                       SHARES                  PERCENTAGE OF
INDIVIDUAL                  BENEFICIALLY               OUTSTANDING
OR GROUP                      OWNED*                   SHARES OWNED
--------                      ------                   ------------
D. Benson                      2,500                       **
D. Glickman                    9,600                       0.11%
M. Hart                       17,800                       0.20%
R. Joyal                       3,670                       **
S. Kandarian                   2,539                       **
J. Laughery                    4,834                       **
C. Norgaard                      492+                      **
S. Reese                      17,106++                     0.19%

All Trustees, Nominees
and Executive Officers
as a Group                    58,702                       0.65%
--------------------------------------------------------------------------------
*This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and executive officer as of December 31, 2004. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the shares beneficially owned by them. Fractional shares are not reported.
**Less than one-tenth of one percent not listed.
+ Ms. Norgaard has shared voting and investment power with respect to the shares listed above.
++Includes 330 shares with respect to which Mr. Reese has shared voting and investment power.

     The table below sets forth information regarding the beneficial ownership of the Trust's shares by each Trustee and Nominee based on the market value of such shares as of December 31, 2004.

       DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND NOMINEES FOR TRUSTEE
--------------------------------------------------------------------------------

NAME OF                  DOLLAR RANGE                 AGGREGATE DOLLAR RANGE
NOMINEE/                 OF SHARES                   OF SHARES IN THE FAMILY
TRUSTEE                  IN THE TRUST                  INVESTMENT COMPANIES
-------                  ------------                  --------------------
D. Benson                $50,001-$100,000                 Over $100,000
D. Glickman              Over $100,000                    Over $100,000
M. Hart                  Over $100,000                    Over $100,000
R. Joyal                 Over $100,000                    Over $100,000
S. Kandarian             $50,001-$100,000                 Over $100,000
J. Laughery              Over $100,000                    Over $100,000
C. Norgaard              $10,001-$50,000                  $10,001-$50,000
S. Reese                 Over $100,000                    Over $100,000

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

     The Board of Trustees has an Audit Committee, a Joint Transactions Committee and a Nominating Committee.

     The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust and operates pursuant to a written Audit Committee Charter, which is available on the Trust's website, www.babsoncapital.com/mci. The present members of the Audit Committee are Donald
E. Benson (Chairman), Martin T. Hart and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of the Trust's Audit Committee at the July 18, 2003 meeting of the Trust's Board of Trustees, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

     In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure oversight matters; matters related to the hiring, retention and oversight of the Trust's independent accountants; certain legal and compliance oversight matters; and certain other matters as set forth in the Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2004, the Audit Committee held six meetings.

     The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust. This Committee reviews certain joint investment transactions between the Trust and MassMutual. This Committee acts primarily by written consent (eighteen consents were executed by Committee members, approving twenty-nine investments during the past fiscal year.) The Committee also met informally four times during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees.

     The Trust's Nominating Committee currently is comprised of the following
Trustees: Donald E. Benson, Donald Glickman, Martin T. Hart, Jack A. Laughery (Chairman), Steven A. Kandarian, and Corine T. Norgaard, none of whom is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). A current copy of the Nominating Committee's Charter can be found on the Trust's website, www.babsoncapital.com/mci. This Committee did not meet during fiscal year 2004.

     The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; an assessment of the candidate's ability, judgment, expertise, reputation and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholders' recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

     During the past fiscal year, the Board of Trustees held six regular meetings (two of which were held by means of a telephone conference call).

           TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

     Pursuant to the Investment Services Contract between the Trust and Babson (the "Contract"), Babson paid (and will continue to pay) the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson, with the exception of Messrs. Reese, Kuhn and Deitelbaum, whose compensation and expenses were paid (and will continue to be paid) by MassMutual.

     Trustees who are not officers or employees of MassMutual or Babson receive fees of $2,000 for each Trustees' meeting ($1,000 for each meeting conducted by telephone conference call) which they attend and annual Trustees' fees of $12,000. Members of the Audit Committee and Nominating Committee receive an additional fee of $1,000 per meeting attended, including meetings conducted by telephone. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2004 was approximately $154,874.

     The following table discloses the compensation paid to the Trust's independent Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2004. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company, MassMutual Participation Investors, managed by Babson. Mr. Kandarian and Ms. Norgaard also serve as a Trustee of an open-end investment company, MassMutual Premier Funds, managed by MassMutual, the ultimate parent of Babson. (The Trust, MassMutual Participation Investors and MassMutual Premier Funds are collectively referred to in the table below as the "Fund Complex"). The Trustees do not receive pension or retirement benefits.

                                                         TOTAL
                              AGGREGATE               COMPENSATION
NAME OF                     COMPENSATION               FROM FUND
TRUSTEE                     FROM THE TRUST              COMPLEX
-------                     --------------              -------
Donald E. Benson             $ 28,000                   $ 48,250
Donald Glickman                22,000                     36,250
Martin T. Hart                 28,000                     48,250
Jack A. Laughery               22,000                     36,250
Corine T. Norgaard             28,000                     57,583
Steven A. Kandarian            18,286                     54,643
                             --------                   --------
Total                        $146,286                   $281,226
                             ========                   ========

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with Management and KPMG LLP, the Trust's independent public accountant;

     o Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

     o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

     The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2004 and by Deloitte & Touche LLP for 2003 for the Trust and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2004 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2004, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

     The Audit Committee appointed the firm of KPMG LLP as the Trust's auditors of the Trust for the fiscal year ending December 31, 2005, and, in connection therewith, KPMG LLP will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2005.

SUBMITTED BY THE AUDIT COMMITTEE OF THE
BOARD OF TRUSTEES

         DONALD E. BENSON, Audit Committee Chair
         MARTIN T. HART, Audit Committee Member
         CORINE T. NORGAARD, Audit Committee Member

     February 7, 2005

     The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

                        THE TRUST'S INDEPENDENT AUDITORS

     KPMG LLP ("KPMG") audited the financial statements of the Trust, Babson and MassMutual for the fiscal year ended December 31, 2004. KPMG's audit report for the Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Trust's 2005 financial statements and prepare the Trust's 2005 tax return.

                        FEES PAID TO INDEPENDENT AUDITORS
                          (1) Fees Billed to the Trust
--------------------------------------------------------------------------------


                                 KPMG LLP           Deloitte & Touche LLP*
                                Year Ended                Year Ended
                            December 31, 2004          December 31, 2003
                            -----------------          -----------------

Audit Fees                        $32,500                     $60,500
Audit-Related Fees                  5,000                       5,500
Tax Fees                            8,500                       7,400
All Other Fees                          0                           0
                                  -------                     -------

Total Fees                        $46,000                     $73,400
                                  =======                     =======

               (2) Non-Audit Fees Billed to Babson and MassMutual
--------------------------------------------------------------------------------

                                 KPMG LLP           Deloitte & Touche LLP*
                                Year Ended                Year Ended
                            December 31, 2004          December 31, 2003
                            -----------------          -----------------

Audit-Related Fees               $406,900                     $340,000
Tax Fees                           35,138                       35,100
All Other Fees                    400,000                        5,000
                                 --------                     --------

Total Fees                       $842,038                     $380,100
                                 ========                     ========

*Deloitte & Touche LLP ("D&T") was the Trust's independent auditors for the 2003 fiscal year audit.

     The category "Audit Related Fees" reflects fees billed by KPMG or D&T for services related to the audit and other assurance services performed in connection with the audit engagements of the Trust, Babson and MassMutual. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG or D&T for various non-audit and non-tax services rendered to Babson and MassMutual, such as SAS 70 review, agreed upon procedures reports, and tax consulting. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2004, the Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

     The 2003 fees billed represent final 2003 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2004 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2004 Proxy Statement, but are now properly included in the 2003 fees billed to the Trust, Babson and MassMutual.

     During 2003, the Trust, Babson and MassMutual solicited proposals for their independent audit and tax engagements from the four nationally recognized public accounting firms (including D&T and KPMG). The Trust's Audit Committee and its Board of Trustees determined that, based on KPMG's more favorable fee structure, engaging KPMG was in the best interests of the Trust. Effective January 1, 2004, and for the fiscal year ended December 31, 2004, the Trust's Audit Committee and Board of Trustees appointed KPMG as the Trust's independent auditors replacing D&T. Babson and MassMutual also engaged KPMG to perform certain audit, tax and other services for them.

     During 2002 and 2003, the Trust had no disagreements with D&T concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure and D&T never advised the Trust that: (1) the Trust's internal controls were unreliable; (2) the representations of the Trust's management were unreliable or that D&T was unwilling to be associated with the financial statements prepared by the Trust's management; (3) D&T needed to expand significantly the scope of its audits (and D&T never, in fact, so expanded such audit scope); (4) D&T became aware of any information that materially impacted the fairness or reliablity of either a previously issued audit report or such report's underlying financial statements or that caused D&T to cease reliance on the assertions of the Trust's management related to such financial statements; and (5) an issue existed related to any of D&T's audit reports or their underlying financial statements were resolved other than to the satisfaction of D&T.

                               (2) OTHER BUSINESS

     The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                               INVESTMENT ADVISER

     Babson provides investment management and certain administrative services to the Trust pursuant to the Contract.

     Babson, an SEC registered investment adviser since 1940, currently has over $89 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, institutional investors (such as insurance companies, pension plans, endowments and foundations) and high net worth investors. MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson. MassMutual owns all of the voting shares of MassMutual Holding LLC. All of these entities are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson also has an office at 1500 Main Street in Springfield, Massachusetts, 01115, and its principal office is located at One Memorial Drive, Cambridge, Massachusetts 02142.

                         CERTAIN ADMINISTRATIVE SERVICES

     MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services provided to Babson, the Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, MA, 01111.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year one Babson employee, William F. Glavin Jr., who had reporting responsibilities with respect to transactions in securities, inadvertently failed to timely file a Form 4 relating to one transaction.

                PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                              THE BOARD OF TRUSTEES

     Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2006 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 1, 2005, to be considered for inclusion in the Trust's proxy material for its 2006 Annual Meeting.

     Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons of the Trust" as defined in Section 2 (a)(19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at mcimailbox@massmutual.com. When writing to the Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.
                             ADDITIONAL INFORMATION

     Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $16,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's Shareholders.

     The Trust will arrange for at least one Trustee to attend its 2005 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate such attendance. Five of the Trust's Trustees attended the April 30, 2004 Annual Meeting.

     If any Shareholders desire additional information about the matters proposed for action, management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

     THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WAS MAILED ON OR ABOUT MARCH 1, 2005, TO ALL SHAREHOLDERS OF RECORD. THE FINANCIAL STATEMENTS INCLUDED IN SUCH ANNUAL REPORT ARE INCORPORATED HEREIN BY REFERENCE. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.

                                              By order of the
                                              Board of Trustees,

                                              /s/ Stephen L. Kuhn
                                              ------------------------------
                                              Stephen L. Kuhn
                                              VICE PRESIDENT AND SECRETARY

1500 Main Street
Springfield, Massachusetts 01115
March 1, 2005

MASSMUTUAL CORPORATE INVESTORS
C/O BABSON CAPITAL MANAGEMENT LLC
1500 MAIN STREET
SUITE 600
SPRINGFIELD, MA 01115







                             TO VOTE BY MAIL
                             1) Read the Proxy Statement.
                             2) Check the appropriate boxes on the reverse side.
                             3) Sign and date the proxy card below.
                             4) Return the proxy card in the envelope provided.

MASSMUTUAL CORPORATE INVESTORS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephen L. Kuhn and Charles C. McCobb, Jr., and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 22, 2005, at 2:00 p.m. Eastern time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).


                                   Address changes: ____________________________

                                                    ____________________________

                                                    ____________________________

                                               (If you noted any address changes
                                               above, please mark corresponding
                                               box on other side.)

                                            Date _________________________

                                            ------------------------------------
                                            |                                  |
                                            |                                  |
                                            ------------------------------------
                                              Signature(s) (if held jointly)
                                                   (Please sign in box)
                                            Please sign exactly as your name or
                                            names appear. When signing as joint
                                            tenant, all parties to the joint
                                            tenancy should sign. When signing as
                                            attorney, executor, administrator,
                                            trustee or guardian, please give
                                            your full title as such.

                         MASSMUTUAL CORPORATE INVESTORS


Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.


1. Election of Trustees                               For    Withhold   For All
                                                      All      All      Except*
Nominees for re-election: (01) Steven A. Kandarian,   [ ]      [ ]        [ ]
(02) Jack A. Laughery and (03) Corine T. Norgaard for the terms set forth in the proxy statement.

*To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

    ________________________________________________________________________

2. The proxies are authorized to vote on any other business that may properly come before the Annual Meeting. The proxies are hereby authorized to vote on any other business in their sole and absolute discretion.

                                                            YES    NO
Please indicate if you plan to attend this meeting.         [ ]    [ ]


For address changes, please check this box and write
them on the reverse side of this card where indicated.             [ ]



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.